Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made and entered into as of [●], 2025, and shall be effective as of the Closing (as defined below), is made and entered into by and among (i) Tianji Tire Global Group (Cayman) Limited (successor to EMC Merger Sub 1), a Cayman Islands exempted (the “PubCo”), (ii) Wuren Fubao Inc., a Cayman Islands exempted company (the “Sponsor”), and (iii) each of the former shareholders of Tianji Tire Global (Cayman) Limited, a Cayman Islands exempted company (the “Company”) whose names are listed on Exhibit B hereto (each a “Company Shareholder” and collectively the “Company Shareholders”) (each of the Sponsor and the Company Shareholders and any Person (as defined below) who hereafter becomes a party to this Agreement pursuant to Section 6.2 of this Agreement, an “Investor” and collectively, the “Investors”).

WHEREAS, each of Embrace Change Acquisition Corp., a Cayman Islands exempted company, (“SPAC”) and the Sponsor are a party to a certain Registration Rights Agreement, dated August 9, 2022 (the “Original Registration Rights Agreement”), pursuant to which SPAC granted the Sponsor certain registration rights with respect to certain securities of PubCo, as set forth therein;

WHEREAS, SPAC, PubCo, the Company, EMC Merger Sub 2, a Cayman Islands exempted company and a wholly owned subsidiary of PubCo (“Merger Sub”), and certain other parties thereto have entered into that certain Agreement and Plan of Merger (as it may be amended, modified or supplemented from time to time, the “Merger Agreement”), dated as of January [•], 2025, which provides, among other things, that, upon the terms and subject to the conditions thereof, (a) SPAC will be merged with and into the PubCo, with the PubCo surviving such merger (the “Reincorporation Merger”), and (b) Merger Sub will be merged with and into the Company (the “Acquisition Merger”), with the Company surviving such merger as a direct wholly owned subsidiary of the PubCo; and

WHEREAS, the Investors and PubCo desire to enter into this Agreement in connection with the Closing to amend and restate the Original Registration Rights Agreement to provide the Investors with certain rights relating to the registration of the securities held by them as of the Closing on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	DEFINITIONS

The following capitalized terms used herein have the following meanings:

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Company” is defined in the preamble to this Agreement.

“Blackout Period” is defined in Section 3.1.1.

“Business Combination” means collectively, the Reincorporation Merger and the Acquisition Merger.

“Business Day” means a day other than Saturday, Sunday or other day on which commercial banks in New York, New York, Cayman Island and People’s Republic of China are authorized to close for business.

“Closing” shall have the meaning given in the Merger Agreement.

“Closing Date” shall have the meaning given in the Merger Agreement.

“Commission” means the U.S. Securities and Exchange Commission, or any other Federal agency then administering the Securities Act or the Exchange Act.

“Demand Registration” is defined in Section 2.1.1.

“Demanding Holder” is defined in Section 2.1.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Form F-3” is defined in Section 2.3.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Initial Shares” means all of the outstanding Ordinary Shares held by the Investors prior to or upon the consummation of the Business Combination, including (i) the Sponsor Founder Shares; (ii) the Private Shares; and (iii) the Class A Ordinary Shares among the Merger Consideration Shares.

“Investor” is defined in the preamble to this Agreement.

“Investor Indemnified Party” is defined in Section 4.1.

“IPO” means the initial public offering of the SPAC pursuant to a prospectus dated August 9, 2022.

“Lock-up Agreement” is defined in Section 2.1.1.

“Maximum Number of Shares” is defined in Section 2.1.4.

“Merger Agreement” is defined in the preamble to this Agreement.

“Merger Consideration Shares” has the meaning given to it in the Merger Agreement.

“Merger Sub” is defined in the preamble to this Agreement.

“Ordinary Share” means the ordinary share of SPAC, par value $0.0001 per share.

“Original Registration Rights Agreement” is defined in the preamble to this Agreement.

“Person” means a company, corporation, association, partnership, limited liability company, organization, joint venture, trust or other legal entity, an individual, a government or political subdivision thereof or a governmental agency.

“Piggy-Back Registration” is defined in Section 2.2.1(a).

“Private Rights” means rights to purchase up to 46,718 Ordinary Shares included in the Private Units.

“Private Shares” means (i) 373,750 Ordinary Shares included in the Private Units, (ii) 73,929 Ordinary Shares issued to D. Boral Capital (formerly known as EF Hutton, division of Benchmark Investments, LLC)’s affiliates and its transferees at the closing of the SPAC’s IPO, and (iii) 20,000 Ordinary Shares to be issued to D. Boral Capital (formerly known as EF Hutton, division of Benchmark Investments, LLC) at the Closing as part of the deferred underwriting fee in connection with the SPAC’s IPO.

“Private Units” means 373,750 units of SPAC, consisting of the Private Shares, the Private Warrants, and Private Rights that the Sponsor (or its designees or affiliates) privately purchased under an exemption from registration under the Securities Act simultaneously with the consummation of the IPO.

“Private Warrants” means warrants to purchase up to 373,750 Ordinary Shares included in the Private Units.

“Pro Rata” is defined in Section 2.1.4.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“PubCo” is defined in the preamble to this Agreement.

“PubCo Class A Ordinary Shares” means Class A ordinary shares of PubCo, par value US$0.0001.

“PubCo Warrants” means all the SPAC warrants upon their conversion into warrants to purchase PubCo Class A Ordinary Shares in the Reincorporation Merger.

“PubCo Underwritten Offering” is defined in Section 2.2.1(b).

“PubCo Underwritten Shelf Offering Requesting Holder” is defined in Section 2.2.1(b).

“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” “Registrable Securities” means PubCo Class A Ordinary Shares and PubCo Warrants, as applicable, as converted by (i) the Initial Shares, (ii) the Private Warrants and the warrants underlying the Working Capital Units, (iii) the Ordinary Shares, as applicable, underlying the Working Capital Units, including the Ordinary Shares and the Ordinary Shares to be converted from the rights included in such Working Capital Units, (iv) the Ordinary Shares, as applicable, underlying the Private Warrants and Private Rights, and (v) any other equity security of PubCo issued or issuable with respect to any such securities by way of a stock dividend, stock split, or other distribution or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding, or (d) the Registrable Securities are freely saleable under Rule 144 without volume limitations.

“Registration Statement” means a registration statement filed by PubCo with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form F-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Rule 144” means Rule 144 as promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Sponsor” means Wuren Fubao Inc.

“Sponsor Founder Shares” means 1,848,214 Ordinary Shares issued to the Sponsor and its affiliates or designees.

“Underwriter” means, solely for the purposes of this Agreement, a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” means a Registration in which securities of PubCo are sold to the Underwriter in a firm commitment underwriting for distribution to the public.

“Working Capital Units” means [  ] units of the SPAC issued to the Sponsor, its Affiliates or designees or the SPAC’s directors and officers upon conversion of outstanding promissory notes issued by SPAC at or prior to the Closing.

2.	REGISTRATION RIGHTS

2.1	Demand Registration

2.1.1	Request for Demand Registration

At any time and from time to time on or after (i) three months prior to the first possible release date with respect to the Initial Shares that are Registrable Securities, or (ii) three months prior to the first possible date on which the restrictions on transfer may lapse under the Lock-up Agreement entered into in connection with the Merger Agreement (the “Lock-up Agreement”), the holders of a majority-in-interest of such Registrable Securities held by (x) the Sponsor, on the one hand, or (y) the Company Shareholders, on the other hand, as the case may be, or the transferees of such Investors, may make a written demand, on no more than one occasion in any twelve month period for each of the Sponsor and the Company Shareholders, for registration under the Securities Act of all or part of their Registrable Securities, as the case may be (a “Demand Registration”). Any demand for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. PubCo will notify all holders of Registrable Securities of the demand, and each holder of Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify PubCo within five (5) days after the receipt by the holder of the notice from PubCo. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1.4 and the provisos set forth in Section 3.1.1 PubCo shall not be obligated to effect more than an aggregate of two (2) Demand Registrations (up to one (1) Demand Registration initiated by a majority-in-interest of the Sponsor, and up to one (1) Demand Registration initiated by a majority-in-interest of the Company Shareholders) under this Section 2.1.1 in respect of all Registrable Securities.

2.1.2	Effective Registration

A registration will not count as a Demand Registration until (i) the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective, and (ii) PubCo has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that PubCo shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.1.3	Underwritten Offering pursuant to Demand Registration

If a majority-in-interest of the Demanding Holders so elect and such holders so advise PubCo as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration, or a portion thereof, shall be in the form of an Underwritten Offering; provided, however, that the aggregate offering price for any such Underwritten Offering may not be less than $50,000,000, unless PubCo is eligible to register such PubCo Class A Ordinary Shares on Form F-3, or subsequent similar form, in a manner which does not require inclusion of any information concerning PubCo other than to incorporate by reference (including forward incorporation by reference) its filings under the Exchange Act, in which case the aggregate offering price for any such Underwritten Offering may not be less than $25,000,000. All such Demanding Holders proposing to distribute their Registrable Securities through such Underwritten Offering under this Section 2.1.3 shall, at the time of any such Underwritten Offering, enter into an underwriting agreement in customary form with the Underwriter(s) selected by a majority-in-interest of the Demanding Holders; provided, however, that such Underwriter(s) is reasonably satisfactory to PubCo.

2.1.4	Reduction of Offering in Connection with Demand Registration

If the managing Underwriter(s) in an Underwritten Offering effected pursuant to a Demand Registration in good faith advises PubCo and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities which the Demanding Holders desire to sell, taken together with all other PubCo Class A Ordinary Shares or other securities which PubCo desires to sell and the PubCo Class A Ordinary Shares or other securities, if any, as to which a registration has been requested pursuant to separate written contractual piggy-back registration rights held by other stockholders of PubCo who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then PubCo shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of shares that each such Person has requested be included in such registration, regardless of the number of shares held by each such Person (such proportion is referred to herein as “Pro Rata”)) up to the maximum amount that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the PubCo Class A Ordinary Shares or other securities that PubCo desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the PubCo Class A Ordinary Shares or other securities for the account of other Persons that PubCo is obligated to register pursuant to then other written contractual arrangements with such Persons and that can be sold without exceeding the Maximum Number of Shares.

2.1.5	Demand Registration Withdrawal

(a)	If a majority-in-interest of the Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to PubCo and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration, then such registration shall not count as a Demand Registration provided for in this Section 2.1. Notwithstanding the forgoing, an Investor may withdraw all or any portion of its Registrable Securities included in a Demand Registration from such Demand Registration at any time prior to the effectiveness of the applicable Registration Statement; provided that such withdrawal shall be irrevocable and, after making such withdrawal, an Investor shall no longer have any right to include Registrable Securities in the Demand Registration as to which such withdrawal was made.

(b)	Notwithstanding anything to the contrary in this Agreement, PubCo shall be responsible for the registration expenses described in Section 3.3 incurred in connection with a Registration pursuant to a Demand Registration or an Underwritten Offering prior to its withdrawal under this Section 2.1.5.

2.2	Piggy-Back Registration

2.2.1	Piggy-Back Rights

(a)	If at any time on or after the Closing, PubCo proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by PubCo for its own account or for shareholders of PubCo for their account (or by PubCo and by shareholders of PubCo including, without limitation, pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to PubCo’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of PubCo, (iv) for a dividend reinvestment plan, or (v) that is on Form F-4 (as promulgated under the Securities Act) relating to equity securities to be issued solely in connection with any acquisition of any entity or business or their then equivalents, then PubCo shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than five (5) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). PubCo shall cause such Registrable Securities to be included in such Piggy-back Registration.

(b)	If at any time on or after the Closing, PubCo proposes to effect an Underwritten Offering for its own account or for the account of stockholders of PubCo (a “PubCo Underwritten Offering”), PubCo shall notify, in writing, all Investors holding Registrable Securities of such demand, and such Investor who thereafter wishes to include all or a portion of such Investor’s Registrable Securities in such Underwritten Offering (each such Investor, a “PubCo Underwritten Shelf Offering Requesting Holder”) shall so notify PubCo, in writing, within five (5) days after the receipt by such Investor of the notice from PubCo. Upon receipt by PubCo of any such written notification, such PubCo Underwritten Shelf Offering Requesting Holder shall be entitled, subject to Sections 2.2.2 and 3.1.1 hereof, to have its Registrable Securities included in such PubCo Underwritten Offering. PubCo shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of PubCo and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration; provided, however, that any obligation of any such Investor to indemnify any Person pursuant to any such underwriting agreement shall be several, not joint, among such Investors selling Registrable Securities. Notwithstanding the provisions set forth in the immediately preceding sentences, the right to a Piggy-Back Registration set forth under this Section 2.2.1 with respect to the Registrable Securities shall terminate on the fifth (5th) anniversary of the Closing.

2.2.2	Reduction of Underwritten Offering in Connection with Piggy-Back Registration

If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an Underwritten Offering advises PubCo and the holders of Registrable Securities participating in the Underwritten Offering in writing that the dollar amount or number of PubCo Class A Ordinary Shares which PubCo desires to sell in such Underwritten Offering, taken together with the PubCo Class A Ordinary Shares, if any, as to which inclusion in such Underwritten Offering has been demanded pursuant to separate written contractual arrangements with Persons other than the holders of Registrable Securities hereunder, the Registrable Securities as to which inclusion in such Underwritten Offering has been requested under Section 2.2.1 above, and the PubCo Class A Ordinary Shares or other securities, if any, as to which inclusion in such Underwritten Offering has been requested pursuant to separate written contractual Piggy-Back Registration rights of other stockholders of PubCo, exceeds the Maximum Number of Shares, then PubCo shall include in any such registration:

(c)	If the Underwritten Offering is undertaken for PubCo’s account: (A) first, the PubCo Class A Ordinary Shares or other equity securities that PubCo desires to sell in such Underwritten Offering that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the PubCo Class A Ordinary Shares or other securities, if any, comprised of Registrable Securities, as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of such security holders, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; and (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the PubCo Class A Ordinary Shares or other securities for the account of other Persons that PubCo is obligated to register pursuant to written contractual piggy-back registration rights with such Persons and that can be sold without exceeding the Maximum Number of Shares;

(d)	If the registration is a “demand” registration undertaken at the demand of Persons other than either the holders of Registrable Securities, (A) first, the PubCo Class A Ordinary Shares or other securities for the account of the demanding Persons and the PubCo Class A Ordinary Shares or other securities comprised of Registrable Securities, Pro Rata, as to which registration has been requested pursuant to the terms hereof, that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the PubCo Class A Ordinary Shares or other securities that PubCo desires to sell that can be sold without exceeding the Maximum Number of Shares; (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the PubCo Class A Ordinary Shares or other securities for the account of other Persons that PubCo is obligated to register pursuant to written contractual arrangements with such Persons, that can be sold without exceeding the Maximum Number of Shares.

2.2.3	Piggy-Back Registration Withdrawal

Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to PubCo and the Underwriter(s) (if any) of such request to withdraw prior to the effectiveness of the Registration Statement. PubCo (whether on its own determination or as the result of a withdrawal by Persons making a demand pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggy-back Registration at any time prior to the effectiveness of such Registration Statement. In the case of any Underwritten Offering in connection with any Piggy-back Registration, any participating Investor shall have the right to withdraw their respective Registrable Securities from such Underwritten Offering prior to the pricing of such Underwritten Offering. Notwithstanding anything to the contrary in this Agreement, PubCo shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration or Underwritten Offering prior to its withdrawal as provided in Section 3.3.

2.3	Resale Shelf Registration Rights

2.3.1	Registration Statement Covering Resale of Registrable Securities

PubCo shall prepare and file or cause to be prepared and filed with the Commission, no later than ninety (90) days following the Closing Date (the “Filing Deadline”), a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act or any successor thereto registering the resale from time to time by holders of all of the Registrable Securities held by the Holders (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be on Form F-3 (or, if Form F-3 is not available to be used by PubCo at such time, on Form F-1 or another appropriate form permitting Registration of such Registrable Securities for resale). If the Resale Shelf Registration Statement is initially filed on Form F-1 and thereafter PubCo becomes eligible to use Form F-3 for secondary sales, PubCo shall, as promptly as practicable, cause such Resale Shelf Registration Statement to be amended, or shall file a new replacement Resale Shelf Registration Statement, such that the Resale Shelf Registration Statement is on Form F-3. PubCo shall use commercially reasonable efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as possible after filing, but in no event later than ninety (90) days following the Filing Deadline (the “Effectiveness Deadline”); provided, however, that the Effectiveness Deadline shall be extended to one hundred and twenty (120) days after the Filing Deadline if the Registration Statement is reviewed by, and receives comments from, the Commission. Notwithstanding the foregoing, PubCo’s obligations to include the Registrable Securities held by a holder in the Resale Shelf Registration Statement are contingent upon such holder furnishing in writing to PubCo such information regarding the holder, the securities of PubCo held by the holder and the intended method of disposition of the Registrable Securities as shall be reasonably requested by PubCo to effect the registration of the Registrable Securities, and the holder’s execution and delivery of such documents in connection with such registration as PubCo may reasonably request that are customary of a selling stockholder in similar situations. Once effective, PubCo shall use commercially reasonable efforts to keep the Resale Shelf Registration Statement and Prospectus included therein continuously effective and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, to ensure that another Registration Statement is available, under the Securities Act at all times until the earliest of (i) the date on which all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement and (ii) the date on which all Registrable Securities and other securities covered by such Registration Statement have ceased to be Registrable Securities. The Registration Statement filed with the Commission pursuant to this subsection 2.3.1 shall contain a Prospectus in such form as to permit any holder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement (subject to lock-up restrictions under the Lock-up Agreement), and shall provide that such Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, holders of the Registrable Securities.

2.3.2	Amendments and Supplements

Subject to the provisions of Section 2.3.1 above, PubCo shall promptly prepare and file with the Commission from time to time such amendments and supplements to the Resale Shelf Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Resale Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities. If any Resale Shelf Registration Statement filed pursuant to Section 2.3.1 is filed on Form F-3 and thereafter PubCo becomes ineligible to use Form F-3 for secondary sales, PubCo shall promptly notify the holders of such ineligibility and use its commercially reasonable efforts to file a shelf registration on an appropriate form as promptly as practicable to replace the shelf registration statement on Form F-3 and have such replacement Resale Shelf Registration Statement declared effective as promptly as practicable and to cause such replacement Resale Shelf Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Resale Shelf Registration Statement is available or, if not available, that another Resale Shelf Registration Statement is available, for the resale of all the Registrable Securities held by the holders until all such Registrable Securities have ceased to be Registrable Securities; provided, however, that at any time PubCo once again becomes eligible to use Form F-3, PubCo shall cause such replacement Resale Shelf Registration Statement to be amended, or shall file a new replacement Resale Shelf Registration Statement, such that the Resale Shelf Registration Statement is once again on Form F-3.

2.3.3	SEC Cutback

Notwithstanding the registration obligations set forth in this Section 2.3, in the event the Commission informs PubCo that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, PubCo agrees to promptly (i) inform each of the holders thereof and use its commercially reasonable efforts to file amendments to the Resale Shelf Registration Statement as required by the Commission and/or (ii) withdraw the Resale Shelf Registration Statement and file a new registration statement (a “New Registration Statement”) on Form F-3, or if Form F-3 is not then available to PubCo for such registration statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, PubCo shall use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”). Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that PubCo used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a holder as to further limit its Registrable Securities to be included on the Registration Statement, the number of Registrable Securities to be registered on such Registration Statement will be reduced Pro Rata among all such selling shareholders whose securities are included in such Registration Statement, unless the Commission’s prohibition relates to only certain holders based on the number of Registrable Securities held by such holders, in which case only the number of securities registered for such holders will be reduced. In the event PubCo amends the Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, PubCo will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to PubCo or to registrants of securities in general, one or more registration statements on Form F-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement.

2.3.4	Underwritten Shelf Takedown

At any time and from time to time after a Resale Shelf Registration Statement has been declared effective by the Commission, the holders of Registrable Securities may request to sell all or any portion of the Registrable Securities in an underwritten offering that is registered pursuant to the Resale Shelf Registration Statement (each, an “Underwritten Shelf Takedown”); provided, however, that PubCo shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include securities with a total offering price (including securities added to such registration through piggyback registration rights and before deduction of underwriting discounts) reasonably expected to exceed, in the aggregate, $25,000,000. At least ten (10) days prior to the public announcement of such Underwritten Shelf Takedown, PubCo shall notify all holders of Registrable Securities that it intends to conduct an Underwritten Shelf Takedown, and all requests for Underwritten Shelf Takedowns shall be made by giving written notice to PubCo at least five (5) days prior to the public announcement of such Underwritten Shelf Takedown, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. PubCo shall give written notice of such request to all holders of Registrable Securities promptly (but in any event within five (5) days after receipt of such request for an Underwritten Shelf Takedown) and shall include in any Underwritten Shelf Takedown the securities requested to be included by any holder (each a “Takedown Requesting Holder”) at least forty-eight (48) hours prior to the public announcement of such Underwritten Shelf Takedown pursuant to written contractual piggyback registration rights of such holder (including those set forth herein). All such holders proposing to distribute their Registrable Securities through an Underwritten Shelf Takedown under this Section 2.3.4 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the majority-in-interest of the Takedown Requesting Holders initiating the Underwritten Shelf Takedown.

2.3.5	Reduction of Underwritten Shelf Takedown

If the managing Underwriter(s) in an Underwritten Shelf Takedown, in good faith, advise PubCo and the Takedown Requesting Holders in writing that the dollar amount or number of Registrable Securities that the Takedown Requesting Holders desire to sell, taken together with all other PubCo Class A Ordinary Shares or other equity securities that PubCo desires to sell, exceeds the Maximum Number of Shares, then PubCo shall include in such Underwritten Shelf Takedown, as follows: (i) first, the Registrable Securities of the Takedown Requesting Holders, on a Pro Rata basis, that can be sold without exceeding the Maximum Number of Shares; and (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the PubCo Class A Ordinary Shares or other equity securities that PubCo desires to sell, which can be sold without exceeding the Maximum Number of Shares.

2.3.6	Limits on Underwritten Shelf Takedowns

Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1. Under no circumstances shall PubCo be obligated to effect more than an aggregate of two (2) Underwritten Shelf Takedowns in any 12-month period.

3.	REGISTRATION PROCEDURES

3.1	Filings; Information

Whenever PubCo is required to effect the registration of any Registrable Securities pursuant to Section 2, PubCo shall use its commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1	Filing Registration Statement; Restriction on Registration Rights

PubCo shall use its commercially reasonable efforts to, as expeditiously as possible after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which PubCo then qualifies or which counsel for PubCo shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its commercially reasonable efforts to cause such Registration Statement to become effective and use its commercially reasonable efforts to keep it effective for the period required by Section 3.1.3; provided, however, that PubCo shall not be obligated to (but may, at its sole option) (a) effect any Demand Registration or an Underwritten Offering or (b) file a Registration Statement (or any amendment thereto) or effect an Underwritten Offering if PubCo has determined in good faith that the sale of Registrable Securities pursuant a Registration Statement would require disclosure of material non-public information not otherwise required to be disclosed under applicable securities laws (i) which disclosure would have a material adverse effect on PubCo or (ii) relating to a material transaction involving PubCo (any such period, a “Blackout Period”); provided, however, that in no event shall any Blackout Period together with other Blackout Periods exceed an aggregate of 90 days in any consecutive 12-month period. Notwithstanding the foregoing, PubCo shall not exercise its rights under this Section 3.1.1 to invoke a Blackout Period unless it applies the same Blackout Period restrictions contained herein to all other securityholders of PubCo with contractual registration rights.

3.1.2	Copies

PubCo shall, prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement, and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

3.1.3	Amendments and Supplements

PubCo shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn.

3.1.4	Notification

After the filing of a Registration Statement, PubCo shall promptly, and in no event more than five (5) Business Days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within five (5) Business Days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and PubCo shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any written comments by the Commission or any request by the Commission for any amendment or supplement to such Registration Statement or any Prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that not less than two (2) Business Days before filing with the Commission a Registration Statement or not less than one (1) Business Day before the filing of any related Prospectus or any amendment or supplement thereto, including documents incorporated by reference, PubCo shall (x) furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed and (y) reasonably cooperate with such holders and their counsel and consider in good faith any comments received by such holders or their counsel with respect to the Registration Statement or Prospectus. PubCo shall not file any Registration Statement or Prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such holders or their legal counsel shall object in good faith, provided that, PubCo is notified of such objection in writing no later than two (2) Business Days after the holders have been so furnished copies of a Registration Statement or one (1) Business Day after the holders have been so furnished copies of any related Prospectus or amendments or supplements thereto.

3.1.5	State Securities Laws Compliance

PubCo shall use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of PubCo and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that PubCo shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction.

3.1.6	Agreements for Disposition

PubCo shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of PubCo in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such registration statement. No holder of Registrable Securities included in such registration statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such holder’s material agreements and organizational documents, and with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such Registration Statement.

3.1.7	Cooperation

The principal executive officer of PubCo, the principal financial officer of PubCo, the principal accounting officer of PubCo and all other officers and members of the management of PubCo shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.8	Records

PubCo shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of PubCo, as shall be necessary to enable them to exercise their due diligence responsibility, and cause PubCo’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

3.1.9	Opinions and Comfort Letters

In the case of any underwritten offering or if reasonably requested by any participant in any other offering pursuant to a Registration Statement filed pursuant to this Agreement, PubCo shall obtain opinions of counsel representing the PubCo for the purposes of a registration pursuant to this Agreement, addressed to the holders participating in such registration, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to such registration in respect of which such opinion is being given as such holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters. In the case of any underwritten offering or if reasonably requested by any participant in any other offering pursuant to a Registration Statement filed pursuant to this Agreement, PubCo shall obtain a “cold comfort” letters from PubCo’s independent registered public accountants in the event of an underwritten public offering pursuant to this Agreement, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a holders of a majority-in-interest of the Registrable Securities included in such registration. PubCo shall furnish to each holder of Registrable Securities included in any Registration Statement a signed counterpart, addressed to such holder, of (i) any opinion of counsel to PubCo delivered to any Underwriter, and (ii) any comfort letter from the PubCo’s independent public accountants delivered to any Underwriter.

3.1.10	Earnings Statement

PubCo shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.11	Listing

PubCo shall use its commercially reasonable efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by PubCo are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Securities included in such registration.

3.1.12	Road Show

If the registration involves the registration of Registrable Securities involving gross proceeds in excess of $50,000,000, PubCo shall use its reasonable efforts to make available senior executives of PubCo to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering.

3.1.13	Regulation M

PubCo shall take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, that, to the extent that any prohibition is applicable to PubCo, PubCo will take all reasonable action to make any such prohibition inapplicable.

3.2	Obligation to Suspend Distribution

Upon receipt of any notice from PubCo of the happening of any event of the kind described in Section 3.1.4(iv), or, in the case of a resale registration on Form F-3 pursuant to Section 2.3 hereof, upon any suspension by PubCo, pursuant to a written insider trading compliance program adopted by PubCo’s Board of Directors, of the ability of all “insiders” covered by such program to transact in PubCo’s securities because of the existence of material non-public information, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended Prospectus contemplated by Section 3.1.4(iv) or the restriction on the ability of “insiders” to transact in PubCo’s securities is removed, as applicable, and, if so directed by PubCo, each such holder will deliver to PubCo all copies, other than permanent file copies then in such holder’s possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice.

3.3	Registration Expenses

PubCo shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any registration on Form F-3 effected pursuant to Section 2.3, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) PubCo’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11; (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for PubCo and fees and expenses for independent certified public accountants retained by PubCo (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the reasonable fees and expenses of any special experts retained by PubCo in connection with such registration; and (ix) the reasonable fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration in an amount not to exceed $10,000. PubCo shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof or any fees and disbursements of its counsel in excess of $10,000 in the aggregate in connection therewith, which underwriting discounts or selling commissions and fees and disbursements of its counsel in excess of $10,000 in the aggregate shall be borne by such holders. Additionally, in an Underwritten Offering, all selling shareholders and PubCo shall bear the expenses of the Underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

3.4	Holders’ Information

The holders of Registrable Securities shall provide such information as may reasonably be requested by PubCo, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with PubCo’s obligation to comply with Federal and applicable state securities laws. PubCo’s obligations to include the Registrable Securities in any Registration Statement under this Agreement are contingent upon each holder of Registrable Securities furnishing in writing to PubCo such information regarding such holder, the securities of PubCo held by holder and the intended method of disposition of the Registrable Securities as shall be reasonably requested by PubCo to effect the registration of the Registrable Securities, and such holder shall execute such documents in connection with such registration as PubCo may reasonably request that are customary of a selling stockholder in similar situations.

4.	INDEMNIFICATION AND CONTRIBUTION

4.1	Indemnification by PubCo

PubCo agrees to indemnify and hold harmless each Investor and each other holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each Person, if any, who controls an Investor and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Investor Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in (or incorporated by reference in) any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any Prospectus contained in the Registration Statement, or free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto), or any amendment or supplement to such Registration Statement, or any filing under any state securities law required to be filed or furnished, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by PubCo of the Securities Act or any rule or regulation promulgated thereunder applicable to PubCo and relating to action or inaction required of PubCo in connection with any such registration; and PubCo shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that PubCo will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, Prospectus, or free writing prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to PubCo, in writing, by such selling holder expressly for use therein, and shall reimburse PubCo, its directors and officers, and each other selling holder or controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. PubCo also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each Person who controls such Underwriter (within the meaning of the Securities Act or the Exchange Act, as applicable) on substantially the same basis as that of the indemnification provided above in this Section 4.1.

4.2	Indemnification by Holders of Registrable Securities

Each selling holder of Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless PubCo, each of its directors, officers, agents and employees, each Person, if any, who controls PubCo (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), each Underwriter (if any), and each other selling holder and each other Person, if any, who controls another selling holder or such Underwriter within the meaning of the Securities Act, and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) (including, without limitation, reasonable attorneys’ fees and other expenses) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any Prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to PubCo by such selling holder expressly for use therein, and shall reimburse PubCo, its directors and officers, and each other selling holder or controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such selling holder.

4.3	Conduct of Indemnification Proceedings

Promptly after receipt by any Person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4	Contribution

4.4.1	If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2	The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3	The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such selling holder from the sale of Registrable Securities which gave rise to such contribution obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5.	RULE 144

5.1	Rule 144

PubCo covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

6.	MISCELLANEOUS

6.1	Other Registration Rights

PubCo represents and warrants that, no Person, other than the holders of the Registrable Securities, has any right to require PubCo to register any of PubCo’s share capital for sale or to include PubCo’s share capital in any registration filed by PubCo for the sale of share capital for its own account or for the account of any other Person.

6.2	Assignment; No Third Party Beneficiaries

This Agreement and the rights, duties and obligations of PubCo hereunder may not be assigned or delegated by PubCo in whole or in part. This Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be freely assigned or delegated by such holder of Registrable Securities in conjunction with and to the extent of any legally permitted transfer of Registrable Securities by any such holder (subject to lock-up restrictions under the Lock-up Agreement). This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties, to the permitted assigns of the Investors or holder of Registrable Securities or of any assignee of the Investors or holder of Registrable Securities. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in this. Section 6.2.

6.3	Notices

Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given: (a) if by hand or nationally recognized overnight courier service, by 5:00 PM Eastern Time on a Business Day, addressee’s day and time, on the date of delivery, and if delivered after 5:00 PM Eastern Time, on the first Business Day after such delivery; (b) if by email, on the date of transmission with affirmative confirmation of receipt; or (c) three (3) Business Days after mailing by prepaid certified or registered mail, return receipt requested. Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

If to PubCo, to:

-	Tianji Tire Global Group (Cayman) Limited

-	2009 Development Avenue, Boai County, Jiaozuo City, Henan Province, People’s Republic of China

-	Attn: Lingzhen Fan

-	E-mail: 26282757@qq.com

If to an Investor, to the address set forth below such Investor’s name on Exhibit A hereto.

6.4	Severability

This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

6.5	Counterparts.

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

6.6	Entire Agreement

This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement or any Additional Agreement. Without limiting the foregoing, the Sponsor hereby acknowledges and agrees that this Agreement amends and restates and supersedes the Original Registration Rights Agreement in its entirety.

6.7	Modifications and Amendments

Any term of this Agreement may be amended or modified with the written consent of PubCo and the holders of a majority of the Registrable Securities then outstanding; provided that no such amendment or modification may affect any Investor in a manner material and disproportionately adverse to other Investors without the prior written consent of such Investor.

6.8	Titles and Headings; Interpretation

Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

6.9	Waivers and Extensions

Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

6.10	Remedies Cumulative

In the event that PubCo fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Investor or any other holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.11	Governing Law

This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction. The venue for any action taken with respect to the Agreement shall be any state or federal court in New York County in the State of New York.

6.12	Waiver of Trial by Jury

Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of the Investors in the negotiation, administration, performance or enforcement hereof.

6.13	Termination of Merger Agreement

This Agreement shall be binding upon each party upon such party’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing. In the event that the Merger Agreement is validly terminated in accordance with its terms prior to the Closing, this Agreement shall automatically terminate and become null and void and be of no further force or effect, and the parties shall have no obligations hereunder.

6.14	Term

This Agreement shall terminate upon the earlier of (i) the fifth anniversary of the date of this Agreement or, (ii) on a holder of Registrable Securities-by-holder of Registrable Securities basis, on the date as of which (A) all of the Registrable Securities held by such holder have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (B) such holder of Registrable Securities is permitted to sell all of its Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

PUBCO:

Tianji Tire Global Group (Cayman) Limited

By:
Name:
Title:

SPONSOR:

Wuren Fubao Inc.

By:
Name:
Title:

COMPANY SHAREHOLDER:

Name:
Title:

[Signature Page to Registration Rights Agreement]

EXHIBIT A

Name and Address of the Sponsor

Wuren Fubao Inc.

SUITE #5-204, 22 LIME TREE BAY AVE, P.O. BOX 2457, GRAND CAYMAN KY1-1104

A-1

EXHIBIT B

Company Shareholders

B-1